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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 22, 2000

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2000, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2000-4)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)

          CALIFORNIA                 333-32884                  33-071-5871
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


1401 Dove Street
Newport Beach, California                                          92660
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(Address of Principal                                            (Zip Code)
Executive Offices)



Registrant's telephone number, including area code, is (949) 475-3600




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           IMPAC SECURED ASSETS CORP.


                                   By:     /s/ Richard Johnson
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                                   Name:   Richard Johnson
                                   Title:  Chief Financial Officer and Secretary


Dated: November 22, 2000